SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2006

PRIMEDIA Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK
(Address of principal executive offices)

10151
(Zip Code)

Registrant’s telephone number, including area code (212) 745-0100

Item 2.02. Results of Operations and Financial Condition

On August 3, 2006, PRIMEDIA Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended June 30, 2006.  After distribution of the press release, the company corrected the "Other General Expenses" item on the Company's financial statement for the three months ended June 30, 2006. The original number of 40.0 was changed to 31.0.  No other numbers were changed.  A copy of the press release (with the corrected number) is furnished as Exhibit 99 to this report on Form 8-K.  The information in Exhibit 99 is being furnished pursuant to Items 2.02 and 9.01 of this report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit 99: Press Release of PRIMEDIA Inc., dated August 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc. (Registrant)

Date:	August 3, 2006	/s/ Christopher A. Fraser
Christopher A. Fraser
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release of PRIMEDIA Inc., dated August 3, 2006